UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2016

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2016, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), amended and restated its lease supplements with Sharyland Utilities, L.P. (“Sharyland”) (other than the lease supplement with respect to the Stanton Transmission Loop Lease) to establish the rent under its existing leases after giving effect to the capital expenditures that the parties expect to place in service during 2017. The foregoing description of the amended and restated lease supplements is qualified in its entirety by reference to the complete text of the amended and restated lease supplements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference. For a description of the Company’s lease supplements generally, see the caption “Lease Supplements” under “Our Revenue Model and Leases” included under “Item 1., Business” in InfraREIT’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (the “Commission”) on March 3, 2016. As described below and as part of SDTS’s amended rate case filing, SDTS and Sharyland have proposed to replace their five existing lease agreements and related supplements with two leases, one for transmission assets and one for distribution assets.

As more fully described in the section entitled “Transactions with Related Persons” included in InfraREIT’s definitive proxy statement filed with the Commission on March 15, 2016, which section is incorporated herein by reference, Sharyland is privately-owned by Hunter L. Hunt and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Ray L. Hunt and Hunter L. Hunt indirectly control Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of InfraREIT’s common stock and indirectly owns the Company’s external manager. Hunter L. Hunt also serves as one of InfraREIT’s directors.

Item 8.01.	Other Events.

On December 30, 2016, SDTS and Sharyland filed an amended rate case application and rate filing packages with the Public Utility Commission of Texas (“PUCT”). The filing requests PUCT approval of a tariff setting forth the rent rates that SDTS will charge Sharyland under the leases between Sharyland and SDTS for the transmission and distribution assets owned by SDTS and also includes a request for the PUCT to issue SDTS its own certificate of convenience and necessity. SDTS and Sharyland have requested the following rate case metrics:

•	Allowed return on equity of 10%;

•	Maintaining the current capital structure of 55% debt and 45% equity; and

•	A reduction in cost of debt to 4.97%, down from 6.73%.

Consistent with the preliminary order issued by the PUCT in October 2016, SDTS and Sharyland have proposed to replace their five existing lease agreements with two leases, one for transmission assets and one for distribution assets. Each of the leases, if approved by the PUCT, will become effective upon the conclusion of the rate case and will continue for a term of four years. The new leases will incorporate by reference the terms and conditions contained in the SDTS tariff and will be subject to the authority of the PUCT. Sharyland will continue to have operational control over the leased assets and will remain primarily responsible for regulatory compliance and reporting requirements related to the leased assets, on behalf of and with the cooperation of SDTS.

The proposed lease payments under the two new leases are designed to comply with the “true lease” requirement and other tax rules applicable to real estate investment trusts by providing Sharyland with approximately 3% of the projected regulated return on rate base that SDTS would have been entitled to earn if it owned and operated the assets rather than leasing them to Sharyland. The proposed lease payments will include both base rent and percentage rent as established by the PUCT. Base rent under the leases is a fixed amount, payable monthly, and percentage rent will be an annual amount equal to a percentage (the “percentage rent rate”) of gross revenues collected by Sharyland during the year (subject to certain adjustments described in the leases) in excess of the applicable annual percentage rent breakpoint. The transmission lease will have a single annual percentage rent breakpoint and percentage rent rate, while the distribution lease will have two annual percentage rent breakpoints, the initial annual breakpoint and the secondary annual breakpoint, and two percentage rent rates, the initial percentage rent rate and the secondary percentage rent rate. Sharyland will owe percentage rent under the distribution lease at the initial percentage rent rate on the portion of Sharyland’s gross revenues that is in excess of the initial annual breakpoint but does not exceed the secondary annual breakpoint. Sharyland will also owe percentage rent under the distribution lease at the secondary percentage rent rate on its gross revenues that is in excess of the secondary annual breakpoint.

As proposed in the SDTS tariff, based on the SDTS rate base as of the 2015 test year, Sharyland will pay rent to SDTS at the following rates:

	Transmission Lease	Distribution Lease
Monthly Base Rent	$8,270,255	$3,247,770
Percentage Rent Rate(s)	35%	Initial: 15.4% Secondary: 39.9%
Annual Percentage Rent Breakpoint(s)	$99,243,065	Initial: $38,973,241 Secondary: $102,247,190

As proposed in the rate case filing package, lease payments under the transmission lease will be updated upon the effectiveness of the rate case to give effect to interim transmission cost of service filings that have been approved after the test year. The base rent payments will also be updated through interim transmission cost of service and distribution cost recovery factor filings with the PUCT. These updates will replace the current rent supplements and validation process in the Company’s existing lease structure.

The rate case filing also references a transition payment agreement (the “Transition Payment Agreement”) between unregulated owners of SDTS and Sharyland that represents a proposed solution for allocating the growth in Sharyland’s distribution revenues after the test year between the unregulated owners, in order to provide the Company the opportunity to realize revenue growth between rate cases similar to other utilities. The Transition Payment Agreement has not yet been negotiated; however, the Company expects the payments under the Transition Payment Agreement to be based on a variety of factors, including Sharyland’s distribution revenue growth and the amount of SDTS’s and Sharyland’s distribution assets placed in service.

The ultimate timing and outcome of the rate case is uncertain, although the Company currently expects it to be completed during 2017.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws. These statements state the current expectations or intentions of the Company regarding future events, which, by their nature, involve known and unknown risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to the outcome of the rate case and other risks and uncertainties discussed from time to time in the Company’s filings with the Commission. Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Eleventh Amended and Restated Rent Supplement (McAllen Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Eleventh Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Ninth Amended and Restated Rent Supplement (CREZ Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Sixth Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: January 3, 2017	By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff
Vice President, General Tax Counsel and
Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Eleventh Amended and Restated Rent Supplement (McAllen Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Eleventh Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Ninth Amended and Restated Rent Supplement (CREZ Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Sixth Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated December 31, 2016, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.